FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-40771

COMSTOCK FUNDS, INC. (the “Company”)

COMSTOCK CAPITAL VALUE FUND (the “Fund”)

Supplement dated May 23, 2016, to the Fund’s Summary Prospectuses for Class A Shares, Class C Shares, Class R Shares dated August 28, 2015

On May 17, 2016, the Fund’s Board of Directors approved the renaming of Class R shares to Class I shares. Effective May 23, 2016, all references to Class R shares should be replaced with Class I shares in the summary prospectus for Class A shares, Class C shares, and Class R shares (“Summary Prospectus”). The following change to the Summary Prospectus should be noted.

The second paragraph in the “Purchase and Sale of Fund Shares” section on page 6 of the Summary Prospectus should be replaced with the following:

“Generally, the minimum initial investment for Class I shares is at least $500,000. However, this minimum initial investment is waived for employee benefit plans with assets of at least $50 million.”

Please retain this Supplement with your Summary Prospectus for reference.